UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2025
BRANDYWINE REALTY TRUST
BRANDYWINE OPERATING PARTNERSHIP, L.P.
(Exact name of registrant as specified in charter)

Maryland
(Brandywine Realty Trust)	001-9106	23-2413352
Delaware
(Brandywine Operating Partnership, L.P.)	000-24407	23-2862640
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)
2929 Arch Street
Suite 1800
Philadelphia, PA 19104
(Address of principal executive offices) (Zip Code)
(610) 325-5600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	BDN	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Brandywine Realty Trust:
Emerging growth company ☐
Brandywine Operating Partnership, L.P.:
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Brandywine Realty Trust: ☐
Brandywine Operating Partnership, L.P.: ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

    (e) The Annual Meeting of Shareholders (the “Annual Meeting”) of Brandywine Realty Trust (the “Company”) was held on May 21, 2025. At the Annual Meeting, the Company’s shareholders approved an amendment (the “Amendment”) to the Company’s 2023 Long-Term Incentive Plan (the “2023 Plan”) to increase the number of common shares that may be issued thereunder by 5,000,000 shares. The Amendment was approved by the Company’s Board of Directors on March 20, 2025, subject to shareholder approval in accordance with the terms of the 2023 Plan and New York Stock Exchange Listing requirements. Other than the increase in the number of shares subject to the 2023 Plan, the Amendment makes no other changes to the 2023 Plan.

    For a description of the principal terms of the 2023 Plan, as amended, see “Proposal 4: Approval of the Amendment to the 2023 Long-Tern Incentive Plan” in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 4, 2025, which description is incorporated herein by reference. A copy of the 2023 Plan, as amended, is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders
As noted above, the Annual Meeting was held on May 21, 2025. At the Annual Meeting, the Company’s shareholders voted on: (1) the election of six trustees, each to serve for a term expiring at the 2026 annual meeting of shareholders and until his or her successor is duly elected and qualified; (2) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for calendar year 2025; (3) a non-binding, advisory resolution regarding the compensation of the Company’s named executive officers; and (4) the Amendment. The voting results on these proposals were as follows:

PROPOSAL 1. Election of trustees to serve until the 2026 annual meeting of shareholders and until his or her successor is elected and qualified.

Trustee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Reginald DesRoches	119,060,035	5,918,576	133,638	21,391,983
James C. Diggs	116,647,651	8,374,032	90,566	21,391,983
H. Richard Haverstick, Jr.	118,930,524	6,091,170	90,555	21,391,983
Joan M. Lau	114,966,008	10,067,267	78,974	21,391,983
Charles P. Pizzi	106,958,383	18,060,372	93,494	21,391,983
Gerard H. Sweeney	121,936,320	3,091,674	84,255	21,391,983
PROPOSAL 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for calendar year 2025.

Votes For	Votes Against	Abstentions
140,962,385	5,204,949	336,898

PROPOSAL 3. Non-binding, advisory resolution regarding the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
111,588,304	13,161,706	362,239	21,391,983

PROPOSAL 4. A amendment to the Company’s 2023 Long-Term Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
100,487,173	24,325,451	299,625	21,391,983

Item 9.01 Financial Statements and Exhibits

Exhibits
Exhibits No.	Description
10.1	Brandywine Realty Trust 2023 Long-Term Incentive Plan, as amended (incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 4, 2025).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRANDYWINE REALTY TRUST

By:	/s/ Gerard H. Sweeney
Gerard H. Sweeney
President and Chief Executive Officer

BRANDYWINE OPERATING PARTNERSHIP, L.P.

BY:	BRANDYWINE REALTY TRUST, ITS GENERAL PARTNER

BY:	/s/ Gerard H. Sweeney
Gerard H. Sweeney
President and Chief Executive Officer
Date: May 21, 2025